Oportun Announces Plan to Streamline Operations and
Provides Preliminary Fourth Quarter Financial Results

SAN CARLOS, CA – February 9, 2023 – Oportun Financial Corporation (Nasdaq: OPRT) (“Oportun”, or the "Company") today announced a plan to streamline its operations, intended to assure that the Company’s resources are efficiently allocated in the current macroeconomic environment.
“We are taking a series of cost reduction measures that include the very difficult decision to reduce the size of our corporate staff by approximately 10%,” said Raul Vazquez, CEO of Oportun. “These actions are aimed at positioning Oportun to perform efficiently, while maintaining our high standards for serving our members. I remain confident that we will emerge from this challenging economic environment a stronger company than ever before, just as Oportun did following the pandemic and the financial crisis."
The Company also announced preliminary financial results for the fourth quarter ending December 31, 2022. Oportun will release completed financial results for the fourth quarter on its upcoming earnings call.
Streamlining Operations
Oportun is taking a series of measures to streamline its operations, including reducing the size of its corporate staff by 10%, impacting approximately 155 employees, and reducing its expenditures on external contractors. In relation to these and other personnel related activities, management expects to incur non-recurring, pre-tax charges of $5 million to $6 million in the first quarter of 2023. Oportun expects to exclude these charges from its calculation of its non-GAAP financial measures. These reductions are anticipated to result in annualized run-rate savings in compensation and benefits of approximately $38 million beginning in 2023.
Oportun has furthermore identified certain non-personnel related operational efficiencies that are anticipated to result in annualized run-rate savings of $10 to $15 million beginning in 2023.
Preliminary Financial Results for the Fourth Quarter of 2022
For the fourth quarter of 2022, Aggregate Originations totaled $610 million. The fourth quarter Annualized Net Charge-Off Rate was 12.8%. Management continues to expect that the Annualized Net Charge-Off Rate will start decreasing in the first quarter of 2023 and return to Oportun's target 7% to 9% range by the third quarter of 2023.
Management currently expects fourth quarter Total Revenue to be approximately $262 million, and Adjusted Net Income to be within the range of $3 million to $5 million.

About Oportun

Oportun (Nasdaq: OPRT) is an A.I.-powered digital banking platform that seeks to make financial health effortless for anyone. Driven by a mission to provide inclusive and affordable financial services, Oportun helps its over 1.8 million hardworking members meet their daily borrowing, savings, banking, and investing needs. Since inception, Oportun has provided more than $14 billion in responsible and affordable credit, saved its members more than $2.3 billion in interest and fees, and automatically helped members set aside more than $8.5 billion for rainy days and other needs. In recognition of its responsibly designed products, Oportun has been certified as a Community Development Financial Institution (CDFI) since 2009. For more information about Oportun, visit https://oportun.com.

Forward-Looking Statements

These preliminary financial and operating results presented herein are an estimate and subject to the completion of the Company’s financial closing and other procedures and finalization of the Company’s consolidated financial statements for its year ended December 31, 2022, including the completion of the audit of the Company’s financial statements. Accordingly, actual financial and operating results that will be reflected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including its audited financial statements, when they are completed and publicly disclosed may differ from these preliminary results. In addition, any statements regarding the Company's estimated financial performance for the fourth quarter 2022 do not present all information necessary for an understanding of the Company's financial condition and results of operations as of and for the quarterly period ended December 31, 2022.

This press release contains forward-looking statements including, but not limited to, statements related to the effectiveness of Oportun’s cost-cutting measures in strengthening its business; the anticipated size and timing of charges taken and annualized run-rate savings in compensation and benefits for Oportun in connection with its reduction in its corporate staff and spending on external contractors; the anticipated size, timing and effectiveness of non-personnel related operational efficiencies; Oportun’s preliminary unaudited financial results for the fourth quarter of 2022, including fourth quarter aggregate originations, fourth quarter annualized net charge-off rate, Oportun’s annualized net charge-off rate range for the second half of 2023 and management’s expectations for fourth quarter revenue and adjusted net income, among other items. The charges the Company expects to incur are subject to assumptions, and actual charges may differ from the estimates disclosed above. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause Oportun’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Oportun has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include those risks described in Oportun's filings with the Securities and Exchange Commission, including Oportun's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. The forward-looking statements included herein are made only as of the date hereof, and Oportun undertakes no obligation to revise or update any forward-looking statements for any reason.

Contacts

Investor Contact
Dorian Hare
(650) 590-4323
ir@oportun.com

Media Contact
Usher Lieberman
(650) 769-9414
usher.lieberman@oportun.com

Oportun and the Oportun logo are registered trademarks of Oportun, Inc.

Oportun Financial Corporation
ABOUT NON-GAAP FINANCIAL MEASURES
(unaudited)

This press release presents information about the Company’s Adjusted Net Income, which is a non-GAAP financial measure provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The following table reconciles this non-GAAP financial measure to the most directly comparable financial measure prepared in accordance with GAAP. The Company believes that this Non-GAAP financial measure can provide a useful measure for period-to-period comparisons of Oportun's core business and useful information to investors and others in understanding and evaluating its operating results. However, this non-GAAP financial measure is not calculated in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. This non-GAAP financial measure does not reflect a comprehensive system of accounting, differs from GAAP measures with the same names, and may differ from non-GAAP financial measures with the same or similar names that are used by other companies.

Adjusted Net Income
The Company defines Adjusted Net Income as net income adjusted to eliminate the effect of certain items as described below. The Company believes that Adjusted Net Income is an important measure of operating performance because it allows management, investors, and Oportun's board of directors to evaluate and compare its operating results, including return on capital and operating efficiencies, from period to period, excluding the after-tax impact of non-cash, stock-based compensation expense and certain non-recurring charges.

•The Company believes it is useful to exclude the impact of income tax expense (benefit), as reported, because historically it has included irregular income tax items that do not reflect ongoing business operations. The Company also includes the impact of normalized income tax expense by applying a normalized statutory tax rate.
•The Company believes it is useful to exclude the impact of certain non-recurring charges because it does not believe that these items reflect its ongoing business operations.
•The Company believes it is useful to exclude stock-based compensation expense because it is a non-cash charge.

Oportun Financial Corporation
RECONCILIATION OF NON-GAAP FINANCIAL OUTLOOK
(in millions, unaudited)

	Three Months Ended December 31, 2022
Adjusted Net Income	Low	High
Net income (loss)	$(10.7)	$(7.8)
Adjustments:
Income tax expense	0.6	0.5
Stock-based compensation expense	6.9	6.9
Acquisition and integration related expenses	7.3	7.3
Adjusted income before taxes	4.1	6.9
Normalized income tax expense	1.1	1.9
Adjusted Net Income	$3.0	$5.0

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